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                                                                   EXHIBIT 10.23

                      FIRST AMENDMENT TO RIGHTS AGREEMENT


     This FIRST AMENDMENT TO RIGHTS AGREEMENT (the "Amendment") is entered into as of July 8, 1999 by and between SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, as Rights Agent (in such capacity, the "Rights Agent").

RECITALS:

     A. The Company and the Rights Agent are parties to that certain Rights Agreement, dated as of March 22, 1996 (the "Rights Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Rights Agreement; and

     B. The Company has entered into a Debenture and Note Purchase Agreement, dated as of June 29, 1999 (the "CAI Purchase Agreement"), by and among the Company, CAI Partners and Company II, L.P., CAI Capital Partners and Company II, L.P. and Jack R. Anderson (collectively, the "Investors" and individually, an "Investor"), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors, and the Investors have subscribed for and agreed to purchase from the Company, a combination of (i) $20,000,000 aggregate principal amount of the Company's 8% Convertible Debentures, in the form attached to the CAI Purchase Agreement as Exhibit B (the "Debentures"), which Debentures will be convertible, in the manner set forth in the Debentures, into fully paid and nonassessable shares of the Common Stock at an initial conversion price (subject to adjustment) of $4.00 and which Debentures shall have the rights and power to vote in respect of the corporate affairs and management of the Company as set forth in the form of Certificate of Amendment to the Company's Certificate of Incorporation attached to the CAI Purchase Agreement as Exhibit E, (ii) $20,000,000 aggregate principal amount of the Company's 8% Senior Notes, in the form attached to the CAI Purchase Agreement as Exhibit C (the "Senior Notes"), (iii) detachable warrants to purchase up to an aggregate of 2,500,000 shares (subject to adjustment) of Common Stock, in the form attached to the CAI Purchase Agreement as Exhibit D (the "Warrants"), and (iv) in lieu of Debentures under certain circumstances described in the CAI Purchase Agreement, up to 15,000 shares of the Company's 8% Cumulative Convertible Preferred Stock, having the rights, preferences, powers and limitations set forth in the form of Certificate of Designations attached to the CAI Purchase Agreement as Exhibit F (the "CAI Preferred Stock"), all on the terms and subject to the conditions set forth in the Purchase Agreement and the exhibits thereto (collectively, the CAI Securities"); and

     C. Certain stockholders of the Company have entered into Stockholder Agreements dated June 20, 1999, agreeing to vote in favor of the foregoing transactions and to provide proxies to vote in certain events (collectively, the "Stockholder Agreements"), and

     D. The Board of Directors of the Company has unanimously approved the execution and delivery of the Purchase Agreement and the transactions contemplated thereby, including, without limitation, the issuance of the CAI Securities to the Investors and the issuance of the shares of Common Stock issuable upon the exercise or conversion thereof;


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     NOW, THEREFORE, in consideration of the premises, the parties hereby agree as follows:

     1. Certain Definitions. The Rights Agreement is hereby amended by adding the following terms and definitions to Section 1 thereof:

     (kk) "CAI Parties" shall mean CAI Partners and Company II, L.P., a Canadian limited partnership, CAI Capital Partners and Company II, L.P., a Canadian limited partnership, and Jack R. Anderson.

     (ll) "CAI Securities" shall mean Debentures, Senior Notes, 8% Preferred Stock and Warrants, and any shares of Common Stock issued or issuable upon conversion or exercise of the foregoing, of the Company issued and sold to the CAI Parties pursuant to or in connection with the consummation of the transactions contemplated by the Purchase Agreement.

     (mm) "CAI Purchase Agreement" shall mean that certain Debenture and Note Purchase Agreement, dated as of June 29, 1999, by and among the Company and the CAI Parties, as the same may from time to time be amended, modified or supplemented.

     (nn) "Stockholder Agreements" shall mean those certain Stockholder Agreements, dated as of June 29, 1999, by and among the CAI Parties, Steven J. Baileys, DDS, and the Baileys Family Trust.

     2. The CAI Securities. The Rights Agreement is hereby further amended by adding the following new Section 35 thereto:

     "Section 35. The CAI Securities. Notwithstanding any provision of this Agreement to the contrary, none of the CAI Parties or any of their respective Affiliates or Associates shall be deemed to become an Acquiring Person, and no Distribution Date or Stock Acquisition Date shall occur or be deemed to occur, in either case solely by reason of: (i) the execution or delivery by the Company of the Purchase Agreement or the performance by the Company of its obligations thereunder; (ii) the execution or delivery by Steven J. Baileys, DDS, and the Baileys Family Trust of the Stockholder Agreements; (iii) the issuance by the Company to the CAI Parties of the CAI Securities; (iv) the issuance to, or the acquisition by, any of the CAI Parties or any of their respective Affiliates or Associates of shares of Common Stock of the Company issued or issuable upon exercise of the CAI Securities; or (v) the announcement, commencement or consummation of any of the foregoing."

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                      SAFEGUARD HEALTH ENTERPRISES, INC.,
                                      a Delaware corporation

                                      By:  /s/ STEVEN J. BAILEYS, DDS
                                           ------------------------------------
                                           STEVEN J. BAILEYS, DDS
                                           Chairman and Chief Executive Officer


                                      By:  /s/ RONALD I. BRENDZEL
                                           -----------------------------------
                                           RONALD I. BRENDZEL
                                           Senior Vice President and Secretary


                                      AMERICAN STOCK TRANSFER & TRUST COMPANY


                                      By:       [SIG]
                                          ------------------------------------
                                                  Authorized Officer


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